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                                                                    EXHIBIT 10.1

Tommy L. Andrews, Kevin L. Reager, Rahul Gupta and Michael A. Feliciano have entered into Transition Assistance Agreements that are substantially identical in all material respects to the agreement with Clyde L. Thomas that was filed as
Exhibit 10.34 to the Company's Annual Report on Form 10-K for the year ended December 31, 2002.